Alexis Practical Tactical ETF
Schedule of Investments
August 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 11.7%
Consumer Discretionary — 1.6%
Marriott International, Inc. - Class A	2,182	$444,059
The Home Depot, Inc.	1,974	652,012
		1,096,071
Financials — 0.7%
The Charles Schwab Corp.	7,766	459,359

Industrials — 4.0%
Caterpillar, Inc.	2,070	581,939
Cummins, Inc.	2,780	639,511
Deere & Co.	1,934	794,758
Rockwell Automation, Inc.	1,133	353,587
The Timken Co.	4,332	331,051
		2,700,846
Technology — 5.4%
Advanced Micro Devices, Inc. (a)	3,526	372,769
Apple, Inc.	5,567	1,045,872
Applied Materials, Inc.	7,289	1,113,467
Microsoft Corp.	1,764	578,169
Visa, Inc. - Class A	2,438	598,968
		3,709,245
TOTAL COMMON STOCKS (Cost $7,037,861)		7,965,521

EXCHANGE TRADED FUNDS — 71.4% (c)
Amplify CWP Enhanced Dividend	34,609	1,242,463
Invesco QQQ Trust Series 1	11,459	4,331,388
Invesco S&P 500 Equal Weight ETF	27,492	4,121,601
iShares MSCI EAFE ETF	67,252	4,810,536
iShares MSCI EAFE Small-Cap ETF	38,375	2,271,033
iShares MSCI USA Momentum Factor ETF	22,802	3,356,454
iShares Russell 1000 Value ETF	6,063	963,896
iShares S&P Mid-Cap 400 Value ETF	37,436	4,028,862
SPDR Dow Jones Industrial Average ETF Trust	13,610	4,733,694
SPDR S&P Homebuilders ETF	18,917	1,571,435
SPDR S&P MidCap 400 ETF Trust	7,832	3,787,320
VanEck Semiconductor ETF	7,227	1,129,002
Vanguard Dividend Appreciation ETF	25,384	4,140,130
Vanguard FTSE Europe ETF	77,559	4,724,894
Xtrackers MSCI EAFE Hedged Equity ETF	95,951	3,380,354
TOTAL EXCHANGE TRADED FUNDS (Cost $45,671,556)		48,593,062

SHORT-TERM INVESTMENTS — 16.9%
Deposit Accounts — 3.3%
U.S. Bank Money Market Deposit Account, 5.20% (b)	2,242,394	2,242,394

U.S. Treasury Bills — 13.6% (d)
5.49%, 12/7/2023	2,000,000	1,971,413
5.48%, 1/11/2024	3,000,000	2,941,920
5.48%, 1/25/2024	2,500,000	2,446,467
5.42%, 4/18/2024	2,000,000	1,933,725
		9,293,525
TOTAL SHORT-TERM INVESTMENTS (Cost $11,540,109)		11,535,919

TOTAL INVESTMENTS (Cost $64,249,526) — 100.0%		68,094,502
Other assets and liabilities, net — (0.0)% (e)		(11,427)
NET ASSETS — 100.0%		$68,083,075

(a) Non-income producing security.
(b) The rate shown is the yield at period end.
(c) To the extent the Fund invests more heavily in particular sectors or asset classes, its performance will be especially sensitive to developments that significantly affect those sectors or asset classes.

(d) The rate shown is the effective yield at period end.
(e) Amount is less than (0.05)%.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$7,965,521	$-	$-	$7,965,521
Exchange Traded Funds	48,593,062	-	-	48,593,062
Short-Term Investments	2,242,394	9,293,525	-	11,535,919
Total Investments - Assets	$58,800,977	$9,293,525	$-	$68,094,502

* See the Schedule of Investments for industry classifications.